FACILITIES UNDER JOINT OWNERSHIP	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Facilities Under Joint Ownership

NOTE 6. FACILITIES UNDER JOINT OWNERSHIP

San Onofre Nuclear Generating Station (SONGS) and the Southwest Powerlink transmission line are owned jointly by SDG&E with other utilities. SDG&E's interests at December 31, 2012 were as follows:

		Southwest
(Dollars in millions)	SONGS	Powerlink
Percentage ownership	20%	91%
Utility plant in service	$351	$330
Accumulated depreciation and amortization	65	198
Construction work in progress	115	11

SDG&E, and each of the other owners, holds its undivided interest as a tenant in common in the property. Each owner is responsible for financing its share of each project and participates in decisions concerning operations and capital expenditures.

SDG&E's share of operating expenses is included in Sempra Energy's and SDG&E's Consolidated Statements of Operations.

SONGS DECOMMISSIONING

Objectives, work scope, and procedures for the dismantling and decontamination of SONGS' three units must meet the requirements of the Nuclear Regulatory Commission (NRC), the Environmental Protection Agency (EPA), the U.S. Department of the Navy (the land owner), the CPUC and other regulatory bodies.

SDG&E's asset retirement obligation related to decommissioning costs for the SONGS units was $558 million at December 31, 2012. That amount includes the cost to decommission Units 2 and 3, and the remaining cost to complete the decommissioning of Unit 1, which is substantially complete. The remaining work on Unit 1 will be completed when Units 2 and 3 are decommissioned. Southern California Edison Company (Edison), the operator of SONGS, updates decommissioning cost studies every three years. Rate recovery of decommissioning costs is allowed until the time that the costs are fully recovered and is subject to adjustment every three years based on the costs allowed by regulators. Collections are authorized to continue until 2022. The most recent cost study was approved by the CPUC in July 2010. SDG&E's share of decommissioning costs under the approved study is approximately $768 million in 2008 dollars and $880 million escalated to 2012 dollars.

In December 2012, SDG&E, along with Edison, filed a joint application for the 2012 decommissioning cost study. SDG&E's updated estimated share of decommissioning costs under the application is approximately $860 million.

Unit 1 was permanently shut down in 1992, and physical decommissioning began in January 2000. Most structures, foundations and large components have been dismantled, removed and disposed of. Spent nuclear fuel has been removed from the Unit 1 Spent Fuel Pool and stored on-site in an independent spent fuel storage installation (ISFSI) licensed by the NRC. The decommissioning of Unit 1 remaining structures (subsurface and intake/discharge) will take place when Units 2 and 3 are decommissioned. The ISFSI will be decommissioned after a permanent storage facility becomes available and the DOE removes the spent fuel from the site. The Unit 1 reactor vessel is expected to remain on site until Units 2 and 3 are decommissioned.

SONGS OUTAGE, INSPECTION AND REPAIR ISSUES

We discuss the current SONGS outage, inspection and repair issues and related regulatory matters in Note 14.

SPENT NUCLEAR FUEL

SONGS owners are responsible for interim storage of spent nuclear fuel generated at SONGS until the DOE accepts it for final disposal. Spent nuclear fuel has been stored in the SONGS Units 1, 2 and 3 spent fuel pools and in the ISFSI, as follows:

  Movement of all Unit 1 spent fuel to the ISFSI was completed in 2005.
  Spent fuel for Unit 2 is being stored in both the Unit 2 spent fuel pool and the ISFSI.

  Spent fuel for Unit 3 is being stored in both the Unit 3 spent fuel pool and the ISFSI.

A second ISFSI pad, completed in 2009, provides sufficient storage capacity to allow for the continued operation of SONGS through 2022.

The amounts collected in rates for SONGS' decommissioning are invested in externally managed trust funds. Amounts held by the trusts are invested in accordance with CPUC regulations. These trusts are shown on the Sempra Energy and SDG&E Consolidated Balance Sheets at fair value with the offsetting credits recorded in Regulatory Liabilities Arising from Removal Obligations.

The following table shows the fair values and gross unrealized gains and losses for the securities held in the trust funds. We provide additional fair value disclosures for the trusts in Note 11.

NUCLEAR DECOMMISSIONING TRUSTS
(Dollars in millions)
		Gross	Gross	Estimated
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
As of December 31, 2012:
Debt securities:
Debt securities issued by the U.S. Treasury and other
U.S. government corporations and agencies(1)	$147	$9	$ ―	$156
Municipal bonds(2)	57	6	―	63
Other securities(3)	121	10	(1)	130
Total debt securities	325	25	(1)	349
Equity securities	249	292	(2)	539
Cash and cash equivalents	20	―	―	20
Total	$594	$317	$(3)	$908
As of December 31, 2011:
Debt securities:
Debt securities issued by the U.S. Treasury and other
U.S. government corporations and agencies	$157	$13	$ ―	$170
Municipal bonds	72	5	―	77
Other securities	76	3	(1)	78
Total debt securities	305	21	(1)	325
Equity securities	246	227	(5)	468
Cash and cash equivalents	11	―	―	11
Total	$562	$248	$(6)	$804
(1) Maturity dates are 2013-2043.
(2) Maturity dates are 2013-2111.
(3) Maturity dates are 2013-2112.

The following table shows the proceeds from sales of securities in the trusts and gross realized gains and losses on those sales.

SALES OF SECURITIES
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
Proceeds from sales(1)	$723	$715	$351
Gross realized gains	21	75	11
Gross realized losses	(13)	(52)	(11)
(1)	Excludes securities that are held to maturity.

The increase in sales in 2011 as compared to 2010 was predominantly due to a restructuring of investments within the trusts to achieve a more broadly diversified asset mix. Within the fixed income portfolio, we reduced the allocation to U.S. Treasury debt-securities, while increasing holdings of other fixed income securities, including corporate and municipal bonds, and investments in mortgage- and asset-backed securities. We restructured the international equity portfolio to invest in both developed and emerging market equity securities. In 2012, we continued to restructure the investments within the trusts to achieve a more broadly diversified asset mix, including investments in global fixed income securities. Additionally, we shifted to more active fund managers, which also contributed to higher sales proceeds.

Net unrealized gains (losses) are included in Regulatory Liabilities Arising from Removal Obligations on the Consolidated Balance Sheets. We determine the cost of securities in the trusts on the basis of specific identification.

Customer contribution amounts are determined by the CPUC using estimates of after-tax investment returns, decommissioning costs, and decommissioning cost escalation rates. Changes in investment returns and decommissioning costs may result in a change in future customer contributions.

We discuss the impact of asset retirement obligations in Note 1. We provide additional information about SONGS in Notes 14 and 15.